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                                                                   Exhibit 10.34

                           MTI TECHNOLOGY CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT
                                      UNDER
                         2006 STOCK INCENTIVE PLAN (CT)

GRANT DATE:           RESTRICTED STOCK AWARD NUMBER:    ______ RESTRICTED SHARES

TOTAL SHARES GRANTED ON _________, 200_:                ______ RESTRICTED SHARES

SEE BELOW FOR VESTING SCHEDULE

        THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is entered into as of ____________, 200_ by and between ___________________ (hereinafter referred to as "Grantee"), and MTI Technology Corporation, a Delaware corporation (hereinafter referred to as the "Company"), pursuant to the Company's 2006 Stock Incentive Plan (CT) (the "Plan"). Any capitalized term used but not defined herein shall have the same meaning as ascribed to it in the Plan.

                                    RECITALS:

        A. Grantee is an Employee, Director or Consultant who provides services to the Company or a parent or subsidiary of the Company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and in connection therewith has rendered and proposes to render services to the Company.

        B. WHEREAS, the Company desires to issue shares of its common stock to Grantee to encourage the continued service of Grantee to the Company and to exert added effort towards its growth and success, which service is of benefit to the Company;

        C. WHEREAS, the Company desires to impose certain restrictions on the shares of common stock granted hereunder for the benefit of the Company; and

        D. WHEREAS, such grant is being made to Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to Grantee.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

        1. ISSUANCE OF SHARES. The Company hereby offers to issue and sell to Grantee an aggregate of ______________ (______) shares (the "Shares") of the Company's common stock, $0.001 par value per share, at the nominal purchase price of $0.01 per share on _______, 200_, on the terms and conditions herein set forth. Unless this offer is earlier revoked in writing by the Company, Grantee shall have ten (10) days from the date of the delivery of this Agreement to Grantee to accept the offer of the Company by (a) executing and delivering to the Company two copies of this Agreement, without condition or reservation of any kind whatsoever, and (b) remitting to the Company an aggregate purchase price for the Shares of $___________ by cash or check made payable to the Company. The delivery by Grantee's spouse, if any, to the



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Company of a fully executed Consent and Ratification of Spouse, in the form attached hereto as Exhibit A, is a further condition to the issuance of the Shares pursuant hereto.

        2. VESTING OF SHARES.

                (a) Subject to Grantee's "Continuous Service" and Section 2(b) below, the Shares acquired hereunder shall vest and become "Vested Shares" as follows:


                36-MONTH (3 YEARS) VESTING WITH 12-MONTH CLIFF AND MONTHLY
                THEREAFTER: ONE-THIRD (1/3) OF THE SHARES SHALL VEST TWELVE (12) MONTHS AFTER THE VESTING COMMENCEMENT DATE. ONE-TWENTY-FOURTH (1/24TH) OF THE REMAINING UNVESTED SHARES SHALL VEST AT THE END OF THE 13TH MONTH AND EACH MONTH THEREAFTER, SUCH THAT THE SHARES WILL BE ONE HUNDRED PERCENT (100%) VESTED AFTER THIRTY-SIX (36) MONTHS OF CONTINUOUS SERVICES FROM VESTING COMMENCEMENT DATE.

 SHARES               VESTING DATE                      MONTHS
 ------               ------------                      ------
                                                1st Month to 12th Month
                                                      13th month
                                                      14th month
                                                      15th month
                                                      16th month
                                                      17th month
                                                      18th month
                                                      19th month
                                                      20th month
                                                      21st month
                                                      22nd month
                                                      23rd month
                                                      24th month
                                                      25th month
                                                      26th month
                                                      27th month
                                                      28th month
                                                      29th month
                                                      30th month
                                                      31st month
                                                      32nd month
                                                      33rd month
                                                      34th month
                                                      35th month
                                                      36th month


                Shares which have not yet become vested are herein called "Unvested Shares." No additional shares shall vest after the date of termination of Grantee's Continuous Service. For these purposes, the "Vesting Commencement Date" shall be [INSERT DATE OF COMMENCEMENT OF GRANTEE'S EMPLOYMENT].



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                As used herein, the term "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated.

                (b) Notwithstanding Section 2(a), if Grantee holds Shares at the time a Corporate Transaction occurs, all "Forfeiture Rights" (as defined in 3(b) below) shall automatically terminate immediately prior to the consummation of such Corporate Transaction and the Shares subject to those terminated Forfeiture Rights shall immediately vest in full except to the extent that this Agreement is continued, assumed, or substituted for by the acquiring or successor entity (or parent thereof) in connection with such Corporate Transaction. Notwithstanding the foregoing sentence, if pursuant to a Corporate Transaction the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of this Agreement or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares), then the Forfeiture Rights shall not terminate and vesting of the Shares shall not accelerate in connection with such Corporate Transaction; provided, however, if Grantee's Continuous Service is terminated without Cause or pursuant to a voluntary termination for Good Reason within twelve (12) months following such Corporate Transaction, all Forfeiture Rights shall terminate and vesting of the Shares or any substituted shares shall accelerate in full automatically effective upon such termination of Continuous Service.

                If the Forfeiture Rights automatically terminate in accordance with the provisions of this Section 2(b), then the Administrator shall cause written notice of the Corporate Transaction to be given to Grantee not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                (c) If Grantee holds Shares at the time a Change in Control occurs, then if Grantee's Continuous Service is terminated without Cause or pursuant to a voluntary termination for Good Reason within twelve (12) months following such Change in Control, all Forfeiture Rights shall terminate and vesting of the Shares or any substituted shares shall accelerate in full automatically effective upon such termination of Continuous Service.

        3. FORFEITURE RIGHTS UPON TERMINATION OF SERVICE.

                (a) DEPOSIT OF UNVESTED SHARES. Grantee shall deposit with the Company certificates representing the Unvested Shares, together with a duly executed stock assignment separate from certificate in blank (a form of which is attached hereto as Exhibit B), which shall be held by the Secretary of the Company. Grantee shall be entitled to vote and to receive dividends and distributions on all such deposited Unvested Shares.

                (b) FORFEITURE AND CANCELLATION OF UNVESTED SHARES UPON TERMINATION. In the event of termination of Grantee's Continuous Service, all Unvested Shares as of the Termination Date shall be immediately forfeited, cancelled and shall become null and void (the "Forfeiture Rights"), and the Company shall cancel the certificates then deposited with the Company evidencing the Unvested Shares, reissue a new certificate to Grantee evidencing only



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the Vested Shares, if any, as of the Termination Date, and refund to Grantee the aggregate purchase price for the Unvested Shares.

                (c) TERMINATION. The provisions of this Section 3 shall automatically terminate, and the Shares shall not be subject to the Forfeiture Rights (and thus shall become Vested Shares), in accordance with Section 2(b) above.

                (d) ASSIGNMENT. The Company may assign its rights under this
Section 3 without the consent of the Grantee.

        4. RESTRICTIONS ON UNVESTED SHARES. Unvested Shares may not be sold, transferred, pledged, or otherwise disposed of, except that such Unvested Shares may be transferred to a trust established for the sole benefit of the Grantee and/or his or her spouse, children or grandchildren. Any Unvested Shares that are transferred as provided herein remain subject to the terms and conditions of this Agreement.

        5. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of the Company's common stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then Grantee shall be entitled to new or additional or different shares of stock or securities, in order to preserve, as nearly as practical, but not to increase, the benefits of Grantee under this Agreement, in accordance with the provisions of Section 10 of the Plan. Such new, additional or different shares shall be deemed "Shares" for purposes of this Agreement and subject to all of the terms and conditions hereof.

        6. SHARES FREE AND CLEAR. All Shares returned to the Company pursuant to this Agreement shall be delivered by Grantee free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the Company shall acquire full and complete title and right to all of such Shares, free and clear of any claims, liens and encumbrances of every nature (again, except for the provisions of this Agreement and such securities laws).

        7. LIMITATION OF COMPANY'S LIABILITY FOR NONISSUANCE; UNPERMITTED TRANSFERS.


                (a) The Company agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to Grantee pursuant to this Agreement. The inability of the Company to obtain, from any such regulatory agency, such authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority or approval shall not have been obtained.



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                (b) The Company shall not be required to: (i) transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

        8. NOTICES. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail (or by such other method as the Administrator may from time to time deem appropriate), with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to Grantee, at his or her most recent address as shown in the records of the Company.

        9. BINDING OBLIGATIONS. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

        10. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

        11. AMENDMENT. This Agreement may not be amended, waived, discharged, or terminated other than by written agreement of the parties.

        12. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

        13. ASSIGNMENT. Grantee shall have no right, without the prior written consent of the Company, to (i) sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby except as set forth in Section 4 and by will or the laws of descent or distribution, or (ii) delegate his or her duties or obligations under this Agreement. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association, corporation or other entity shall acquire or have any right under or by virtue of this Agreement.

        14. SEVERABILITY. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

        15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon



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Grantee and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Grantee and the Company.

        16. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of California without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

        17. NO AGREEMENT TO EMPLOY. Nothing in this Agreement shall affect any right with respect to the continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will Grantee's employment or service as a Consultant, as applicable, at any time (whether by dismissal, discharge or otherwise) and with or without cause, is specifically reserved, subject to any other written employment or other agreement to which the Company and Grantee may be a party.

        18. WITHHOLDING. Grantee agrees to make appropriate arrangements with the Company (or a Parent or Subsidiary employing or retaining Grantee) for the satisfaction of all Federal, state, local and foreign income, employment and other withholding tax requirements applicable to the issuance of the Shares as contemplated by this Agreement.

        19. TAX ELECTIONS.Grantee understands that Grantee (and not the Company) shall be responsible for the Grantee's own tax liability that may arise as a result of the acquisition of the Shares. Grantee acknowledges that Grantee has considered the advisability of all tax elections in connection with the issuance of the Shares, including the making of an election under Section 83(b) under the Internal Revenue Code of 1986, as amended ("Code"); Grantee further acknowledges that the Company has no responsibility for the making of such Section 83(b) election. In the event Grantee determines to make a Section 83(b) election, Grantee agrees to timely provide a copy of the election to the Company as required under the Code.

        20. ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

                            [Signature Page Follows]



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


THE COMPANY:                                 GRANTEE:
MTI TECHNOLOGY CORPORATION

By:
        -------------------------------      -----------------------------------
                                             Signature

Name:
        -------------------------------      -----------------------------------
                                             Print Name

Title:
        -------------------------------



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                                    EXHIBIT A

                       CONSENT AND RATIFICATION OF SPOUSE


        The undersigned, the spouse of __________________ a party to the attached Restricted Stock Award Agreement (the "Agreement"), dated as of ______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

        I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.


Date:
       -----------------------------    ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name



                                    Exhibit A
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                                    EXHIBIT B

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED, the undersigned, _______________________, hereby assigns and transfers unto MTI Technology Corporation, a Delaware corporation ("MTI"), a total of _____ shares of MTI's common stock, par value $0.001 per share, standing in its name on the books of MTI represented by Certificate No. __________, and does hereby irrevocably constitute and appoint _______________ as its attorney, to transfer said shares on MTI's share register, with full power of substitution.


Date:
       -----------------------------    ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name



                                    Exhibit B